UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 18, 2011

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-05558	75-1277589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Rock Industrial Park Drive
Bridgeton, Missouri  63044
(Address of principal executive offices) (Zip Code)

(314) 656-4321
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On August 15, 2011, Continental Commercial Products, LLC and Glit/Gemtex, Ltd. (collectively, the “Borrowers”), wholly owned subsidiaries of Katy Industries, Inc. (the “Company” and guarantor), along with the Company entered into a Fifth Amendment and Waiver (the “Fifth Amendment”) to Revolving Credit, Term Loan and Security Agreement with PNC Bank, National Association (as amended by the Fifth Amendment and prior amendments, the “PNC Credit Agreement”).

The Fifth Amendment waives certain financial and capital event covenants, reduces the maximum amount of the revolving credit facility from $25,000,000 to $8,500,000 upon the occurrence of a certain capital event, amends certain financial covenants for the remaining term of the agreement, and changes the termination date of the PNC Credit Agreement from May 26, 2013 to February 28, 2012. The Fifth Amendment amends the minimum EBITDA (as defined in the PNC Credit Agreement) covenant from $3,927,000 for the twelve months ending September 30, 2011 and $5,250,000 for the twelve months ending December 31, 2011 to $850,000 for the nine months ending September 30, 2011 and $765,000 for the twelve months ending December 31, 2011. Under the Fifth Amendment there is no minimum EBITDA covenant subsequent to December 31, 2011. The Fifth Amendment also eliminates the fixed charge coverage ratio (as defined in the PNC Credit Agreement) covenant.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 10.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
* Fifth Amendment and Waiver to Revolving Credit, Term Loan and Security Agreement dated August 15, 2011, among Continental Commercial Products, LLC, Glit/Gemtex, Ltd., Katy Industries, Inc. and PNC Bank, National Association.

* Incorporated by reference to Exhibit 10.1 of the Company’s Form 10-Q filed August 15, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ James W. Shaffer
James W. Shaffer
Vice President, Treasurer and Chief Financial Officer

Date:  August 18, 2011

Index of Exhibits

Exhibit No.	Description

10.1
* Fifth Amendment and Waiver to Revolving Credit, Term Loan and Security Agreement dated August 15, 2011, among Continental Commercial Products, LLC, Glit/Gemtex, Ltd., Katy Industries, Inc. and PNC Bank, National Association.

* Incorporated by reference to Exhibit 10.1 of the Company’s Form 10-Q filed August 15, 2011.